EXHIBIT 99.1

                           NATIONAL AUTO CREDIT, INC.
                  CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER
                           PURSUANT TO 18 U.S.C. 1350
                 (SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002)

I, James J. McNamara, Chief Executive Officer of National Auto Credit, Inc., a Delaware corporation (the "Registrant"), in connection with the Registrant's Quarterly Report on Form 10-Q for the period ended October 31, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), do hereby represent, warrant and certify pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

        (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

        (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


/s/ James J. McNamara
--------------------------------------------
Name:  James J. McNamara
Title: Chief Executive Officer

Date:  December 18, 2003











A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to National Auto Credit, Inc. and will be retained by National Auto Credit, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

                                       39